UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)
Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2014, the board of directors (the “Board”) of FS Investment Corporation II (the “Company”) increased the size of the Board and appointed Stephen T. Burdumy as a new member of the Board, effective as of April 1, 2014. Mr. Burdumy was appointed to serve for a term expiring at the Company’s 2014 annual meeting of stockholders.

Pursuant to the Company’s Amended and Restated Bylaws, the Board may modify the number of members of the Board. However, the number of directors may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than twelve. With the appointment of Mr. Burdumy, the size of the Board was increased to ten directors, seven of whom are independent directors. The Company’s directors are elected annually for a term of one year, and serve until their successors are duly elected and qualified. Mr. Burdumy has not been elected to serve as a member of the Board pursuant to any agreement or understanding with the Company or any other person.

Mr. Burdumy will receive director fees consistent with the Company’s director compensation arrangement. To date, Mr. Burdumy has not been assigned to any committees of the Board.

Set forth below is biographical information pertaining to Mr. Burdumy:

Stephen T. Burdumy, 56, has been a partner at the law firm of Drinker Biddle & Reath LLP since January 2002 and currently serves as one of the firm’s managing partners. Mr. Burdumy is a corporate, securities and investment management attorney whose practice is devoted to representing public companies, privately-held businesses and private equity, venture capital and hedge funds, as well as investment managers, emerging companies and entrepreneurs. Prior to joining Drinker Biddle & Reath LLP, Mr. Burdumy was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers LLP, a Philadelphia-based law firm, from 1982 to 2002, including as a partner from 1988 to 2002. Mr. Burdumy was a member of the board of directors of the Philadelphia Alliance for Capital and Technology from June 2010 to July 2012. Mr. Burdumy received a B.S.F.S. in International Economics with a concentration in International Finance and Commerce, cum laude, from Georgetown University, and a J.D. from the University of San Francisco Law School.

Mr. Burdumy has extensive experience in corporate and securities law matters and has represented various public companies, privately-held businesses and private equity, venture capital and hedge funds, as well as investment managers, emerging companies and entrepreneurs. This experience has provided Mr. Burdumy, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company.  Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date: March 17, 2014	By:	/s/ Michael C. Forman
Michael C. Forman President and Chief Executive Officer